UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through April 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

SEMIANNUAL REPORT APRIL 30, 2023

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution is $0.1400 per share as of April 30, 2023. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Long/Short Equity & Dynamic Income Trust (CPZ).

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CPZ is managed to provide steady (although not assured) monthly distributions. As of April 30, 2023, the monthly per share distribution was $0.1400, and the annualized distribution rate was 10.99%† on market price. In comparison, the dividend yield of S&P 500 Index stocks was 1.66%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45% at period end. Therefore, the Fund’s annualized distribution rate has soundly outdistanced both fixed income and equity alternatives.

Market Review and Outlook

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Looking abroad, investors cheered the economic reopening in China.

In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/23 distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.1400 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but they should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank in the US and Credit Suisse overseas created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by regulators and other large banks quickly dampened anxiety. Inflation has been another key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. We believe individual security selection and active management are essential, given the economic backdrop. In the “Investment Team Discussion,” our portfolio managers discuss where they see opportunities and how they are managing risk.

Perspectives on Asset Allocation

I’m often asked what I believe are the “secrets” of investing. It’s an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I’ve seen people give in to emotions, which can result in selling into down markets but missing the up markets.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger returns in one area of your portfolio can offset weaker results elsewhere. In this context, we believe CPZ continues to be a strong choice for several reasons:

•Our ability to dynamically adjust our time-tested global long/short equity and multi-asset income strategies enables us to deftly manage the risk/reward characteristics of the portfolio over full market cycles.

•We look beyond the short-term noise to identify pockets of opportunity among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   3

•In a rising-interest-rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains particularly mindful of valuations.

•In our dynamic income strategy, we follow a disciplined research process to identify securities we believe compensate us well for the risks taken.

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments’ views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   5

Additional Information About the Fund (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust - inception 11/29/19
Market Price	2.29%	-8.63%	0.65%
NAV	6.10%	-2.23%	5.19%
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	8.07	1.00	3.27
MSCI ACWI Index (Net)	12.97	2.59	7.54
ICE BofA US All Capital Securities Index	5.57	-2.13	-0.35
Bloomberg US HY 2% Issuer Capped Index	6.21	1.21	1.95

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to-floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion (Unaudited)

6   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/2023

Common Shares – Inception 11/29/19
	6 Months	1 Year	Since Inception**
On Market Price	2.29%	-8.63%	0.65%
On NAV	6.10%	-2.23%	5.19%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Industrials	26.5%
Financials	18.5
Consumer Discretionary	12.9
Information Technology	11.9
Communication Services	5.8
Health Care	4.6
Consumer Staples	3.4
Energy	2.5
Materials	1.7
Utilities	1.6
Real Estate	0.3
Other	0.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Long/Short Equity & Dynamic
Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end Fund that seeks to provide current income and risk-managed capital appreciation. The Fund provides hedged market exposure through Calamos’ time-tested global long/short equity strategy. In addition to offering an attractive monthly distribution, the Fund is supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation.

The Fund will typically invest at least 80% of its managed assets in a globally diversified portfolio of equity securities, including common stocks, preferred stocks, convertible securities and exchange-traded ETFs. At least 50% of the managed assets of the portfolio will be invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income-producing securities, including high-yield and investment-grade corporate debt.

How did the Fund perform over the period?

For the six months ended April 30, 2023 (“semiannual period”), the Fund returned 2.29% on market price and 6.10%% on a net asset value (NAV) basis versus 8.07% for a comparator index comprising 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index and 20% ICE BofA US All Capital Securities Index.

The Fund’s shares traded at a -14.01% discount to NAV on April 30, 2023. Portfolio returns coupled with a belief that the Fund was well positioned to generate income and deliver capital appreciation going forward served as an impetus to increase the Fund’s distribution rate three times, totaling a $0.0300 per share increase since inception. The Fund’s monthly distribution stands at $0.1400 per share as of April 30, 2023, which equates to an annualized distribution rate of 10.99% on market price. We believe that distribution increases are a way to enable shareholders to benefit directly from the returns of the portfolio.

How do NAV and market price returns differ?

Closed-end Funds trade on exchanges where factors other than the value of underlying securities can drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence the market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a portfolio manager capitalized on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on market value.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   7

Investment Team Discussion (Unaudited)

Please discuss the Fund’s distributions during the period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders with a consistent distribution stream.

The monthly per share distribution rate at the end of the period was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. As of April 30, 2023, the annualized distribution rate was 10.99% on market price. We believe that the Fund’s distribution rate and level both remain attractive. With the yield on the 10-year Treasury offering 3.45% at the end of the period, and the dividend yield on the S&P 500 Index at 1.66%, the Fund’s 10.99% annualized distribution rate on market price on April 30, 2023, continues to compare favorably to both fixed income and equity alternatives.

What factors influenced performance over the period?

This past calendar year 2022 was distinguished by the reordering of the monetary agenda worldwide. This was highly disruptive for financial asset prices, which led investors to de-risk excessively because of fears of economic calamity. The latter thinking is symptomatic of one law of investment life: sentiment follows price. Accordingly, markets were forced to reprice financial assets in an environment to which they were not accustomed; one of rising interest rates. During the period, the Fed continued to increase rates, enacting three upward adjustments between December and March totaling 100 basis points in the aggregate, raising the range to 4.75%–5.00%.

By comparison, 2023 is a year of sharply lower inflation as the pandemic excesses recede and central bankers plan for a return to pre-pandemic price stability norms. Investors can embrace this benign outlook because they can believe (with good reason) that the Western world has not truly exited the deflationary era. In contrast to the trauma of 2022, today’s narrative of disinflation is supportive of equities as is usually the case.

The end of the period was distinguished by several bank failures that have reinforced the fear of many that a US recession is imminent as many recall the trauma of 2008. Some political fallout seems inevitable and the case for owning bank stocks is problematic, yet the US consumer is underpinned by some considerable momentum. This area of strength should not be ignored because it implies these financial shocks

ASSET ALLOCATION AS OF 4/30/2023

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/2023

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Investment Team Discussion (Unaudited)

8   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

can be weathered, as evidenced by global equity markets offering double-digit returns for the period.

We believe that 2023 is a year of transition as investors grapple with the reordering of the monetary agenda and the uncertainty around the post-pandemic price regime. There is a wide dispersion of reasonable interpretations regarding both topics. More than geopolitics, energy and China reopening, the future of inflation and monetary policy has taken center stage.

Given the crosswinds, it seems appropriate that our long book is balanced and diversified, emphasizing names where expectations have been lowered or where we believe demand will prove more sustainable post-pandemic than widely perceived (for example, consumer services and travel).

For much of the period, the Fund benefited from mounting evidence that service-related industries would remain stronger for longer as airline and hotel bookings remained robust and consumer spending more broadly kept apace. However, the banking crisis cast doubt on the sustainability of this strength, and investors rotated to quality and defensive names. This rotation was the primary vulnerability of our long portfolio during the period.

Long/Short Equity Strategy Performance Drivers

During the period we focused on cyclicals we believed were poised to outperform, given the post-pandemic pent-up demand in airlines, hotels, gaming, transportation and defensive stocks. Many of these areas proved to be accretive. Our hedge on the energy sector was also beneficial to returns as prices declined in related companies during the period. Our long portfolio realized gains from names positioned to benefit from exposure to artificial intelligence (AI) following the launch of ChatGPT. However, our general underweight of longer-duration technology stocks proved to be a drag on returns during the period because investors bought them during periods of market volatility.

We remain underweight in the poorest quality compartment of long-duration technology and high-multiple consumer staples but have maintained or increased exposure to mega-cap growth (quality GARP*).

While offering solid returns for the period, the Fund’s long/short equity sleeve underperformed relative to both the MSCI ACWI (Net) Index (+12.68%) and the S&P 500 Index (+8.63%) during the period because the sleeve did not fully participate in the select long-duration technology names that outperformed and are heavily weighted in equity indices. However, the sleeve garnered positive contributions from several sectors, chiefly long positions in information technology, consumer discretionary and communication services. Conversely, our short position hedges on the S&P 500 Index offered negative returns in the wake of equity market improvements for the period. In addition, our long positions in the consumer staples sector detracted from results for the period.

As of April 30, 2023, the long/short portion of the portfolio had a delta-adjusted net long position of approximately 60%, which represents an increase over the period.

We continue to take a cautious view on duration and its equity derivatives. This translates into the continued bias toward shorter-duration, more-profitable businesses versus those with less support from earnings, cash flow and tangible assets, or

*Growth at a reasonable price (GARP): firms with superior top-line growth that are not excessively valued on earnings.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   9

Investment Team Discussion (Unaudited)

book value. We have been wary of stocks where the bulk of their value depends on assumptions about growth in the far future. This positioning sheltered the Fund from some of the most egregious stock disappointments of the period as markets struggled to price these assets in an increasingly inflationary environment. The Fund continued to favor names perceived as more cyclical with recovery potential during the year.

Dynamic Income Strategy Performance Drivers

Preferred Securities. The Fund’s preferred securities underperformed relative to the ICE BofA United States All Capital Securities Index during the period. Security selection among consumer discretionary companies contributed positively to returns. Conversely, security selection among financial companies weighed on performance.

High Yield. The Fund’s high-yield securities underperformed the Bloomberg US Corporate High Yield 2% Issuer Capped Index for the period. Security selection within several sectors supported absolute and relative returns, most notably in the health care sector. In contrast, the Fund’s security selection in communication services was a drag on returns.

Macroeconomic data and central bank policy responses dominated headlines and the market’s attention during 2022. Looking to the first quarter of 2023 and beyond, the focus has shifted. The failure of Silicon Valley Bank and the take-under of Credit Suisse in March left the markets fixated on systemic risks to the banking sector and the implications for the broader economy. Despite First Republic’s failure in late April, which happened in relative slow motion, the market appears satisfied that no systemic issue exists. This is in large part because of the active steps taken by regulators to shore up liquidity facilities and alleviate immediate stress. Central bank responses left little doubt that they view these recent events through a different lens than the collapse of Lehman Brothers in 2008 and the subsequent failures of financial institutions that ensued shortly thereafter.

Inflation remains stubbornly high. Although some are correct to highlight that headline measures are down 30%–35% across geographies, domestic core measures are only 10%–15% off peak levels and remain double the targeted rate of inflation. We expect that the encouraging downward trend in inflation data from the painfully high 2022 base levels will roll off in September, at which point further reductions in the year-over-year data will become more challenged and less pronounced. The persistent labor shortage is another issue the Fed will continue to wrestle with given that job openings are well off the all-time highs recorded last year, but with 1.6 job openings for each active job seeker, the labor equation is still unbalanced. Despite recent events, we expect overnight rates to remain higher for longer.

Risk markets held up quite well despite challenging developments as the high-yield market returned 6.2%, based on the Bloomberg US Corporate High Yield 2% Issuer Capped Index, driven by robust income and lower Treasury rates across intermediate maturities. Early earnings reports for the first calendar quarter of 2023 have been generally better than feared, supporting risk markets. While banks as well as several office and retail REIT bonds experienced losses for the quarter, all sectors except for communications delivered positive returns during the reporting period. Corporate credit spreads have seen greater volatility but ended the semiannual period within 10 basis points of where they began. The Bloomberg US Corporate High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 452 basis points over like-maturity Treasuries and with a yield of 8.48%.

Investment Team Discussion (Unaudited)

10   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Performance across credit quality during the reporting period was remarkably consistent. CCC-rated issuers led the way returning 6.4%, followed by BB-rated credits returning 6.3%, and B-rated paper returning 6.2%. At the beginning of the semiannual period, the trailing 12-month default rate was 1.6%, having increased from the all-time lows experienced during the pandemic. At the end of the reporting period, default rates had increased to 2.2%, still well below the long-term average of 3.0%. Regarding our general credit-quality positioning, an overweight position to out-of-benchmark BBB-rated bonds boosted performance, whereas security selection among our B-rated holdings was a detractor.

Please discuss how the Fund uses leverage.

Given the general improvement in financial markets that occurred during the period, our use of leverage was helpful to performance, despite escalating borrowing costs over the period. Leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end Funds. Our percentage of leverage was 26% as of April 30, 2023.

How is the Fund positioned?

Long/Short Equity Strategy

Net equity exposure (delta-adjusted) increased from 52% at the start of the period to approximately 60% at its conclusion.

The start of 2023 witnessed a modest risk-on move through January as corporate earnings proved better than feared, the momentum of disinflation extended, and employment markets remained resilient. Fund performance has been predominantly driven by our larger positions in the consumer discretionary, information technology and communication services sectors.

The Fund maintained a modest equity risk through the period as markets became unsettled by higher interest rates, rising inflation, varied interpretations of central bank intentions, and Russia’s war on Ukraine.

The Fund continued to favor names perceived as cyclical with recovery potential during the year. The broadest exposures for the long book are industrials and transports, followed by financials.

The two major themes within technology have been slowing cloud services and excitement about the potential applications for AI following the launch of ChatGPT. The major cloud providers dominate both themes, and we are positioned accordingly. Investors began 2023 concerned about slowing demand for all three companies, yet attention quickly shifted to which of them stands to benefit the most by incorporating AI into existing and new product offerings.

Other technology stocks have been materially derated. The list of companies that have announced workforce reductions or lowered outlooks grew longer towards the end of the period. Still, estimates for most companies have not reset materially. More customers may pause initiatives following the banking crisis, bringing another step down in forecasts. Until this happens, we are reluctant to engage in names that are not supported by quality earnings and cash flow.

We continued to largely avoid high-multiple, long-duration software during the period. Investors wrestle with whether to fear the high-multiple growers or chase a recovery higher. We believe that these names will remain controversial because of changing

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   11

Investment Team Discussion (Unaudited)

views on rates and how much growth will slow in a recession. In a less accommodative monetary setting, few will ever recapture their peak multiples, although a sharp, short recovery is likely when the Fed pauses.

Outside of technology, the Fund favors names that will benefit from post-pandemic demand sustainability into 2024. The broadest exposure here is diversified industrials, transports, and select nonbank financials. The railroads are US-centric beneficiaries of supply-chain normalization and onshoring with limited exposure to labor and energy costs. In addition, we are constructive on select defense names.

The demand and pricing outlook for airfares is constructive because of changes on the capacity front. Higher financing costs, pilot shortages and equipment delays are making it difficult for the lowest-cost players to add undisciplined capacity. The recovery in corporate and international travel is gaining steam.

Energy remains problematic. The key swing factor will be China, which has been the primary source of consumption growth in recent decades. The setup for higher crude prices was ideal in 2022, yet the inability of markets to benefit from the fear of a war-related shortage points to a new dynamic in global oil markets.

Financials were a conflicted group entering 2023 given higher rates (good for net interest income) and fears of recession (bad for credit quality). Of course, events in March reprioritized these issues because investors realized resilient economic growth (good for credit quality) was bringing new competitive pressures for deposits. We entered the crisis with the long book exposed to US banks. Although reduced from the previous year, this positioning was painful given the magnitude of the downdraft.

Regarding China, its future remains challenged by its loss of manufacturing and the excessive debt associated with its real estate bubble, not to mention its geopolitical isolation. Its relatively muted GDP recovery in Q1 highlights that this is not the post-Covid recovery that America enjoyed. More generally, we remain wary of any global company that relies heavily upon a Chinese footprint whatever its form. We believe corporates will have to choose sides in this global rivalry regardless of their hopes to the contrary.

Long exposure to companies outside of North America was reduced from 12.4% at the end of October 2022 to 7.4% at the end of April 2023. This position is concentrated largely in banks, airlines and airline leasing, and select consumer discretionary companies. At period end, the long/short equity sleeve positions were exclusive to only North America and Europe.

Dynamic Income Strategy

In preferreds, our largest allocation was in the financials sector, specifically banks, which are taking advantage of higher yields on securities and loans to generate higher levels of net interest income. This positive momentum has been offset partially by lower capital markets activity, including underwriting, advisory and trading. Asset quality at banks and other finance companies remains strong, which is to be expected given high employment rates.

The Fund continues to invest heavily in institutional-style preferreds, which are typically fixed rate for five years and then reset coupons off of five-year Treasuries, helping mitigate interest-rate sensitivity. Vis-à-vis benchmark industry weightings, the Fund is underweight Insurance and overweight finance companies and energy. Over the semiannual period, the team has added to positions in the capital goods sector. Also, we reduced the portfolio exposure to the consumer non-cyclical sector.

Investment Team Discussion (Unaudited)

12   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

From a credit-quality perspective, the Fund is positioned with a relative underweight in all below-investment-grade rating categories with a corresponding out-of-benchmark allocation to BBB-rated debt.

In this environment, we believe the market’s pricing of multiple cuts in 2023 is too aggressive. However, we believe the market is looking through short-term developments in interest rates to eventual cuts that are more likely to occur in 2024, in our opinion. As such, we are shifting portfolio durations longer as the market has settled into lower-rate ranges, which are out of sync with our higher-for-longer policy rate view.

While we do not view a 2023 recession as inevitable, our view of macroeconomic activity should not be confused with complacency. We agree with the market that the next move for fundamentals is in a weaker direction, and the time to prepare for that environment is underway. We are actively reducing exposure to credits we view as more exposed to a downturn in cyclical activity, those with weak contingent liquidity, or those vulnerable to a rapid deterioration of asset value. We are maintaining allocations to select high-yield issuers that we believe are compensating us well for the risks taken as we follow our disciplined research process to identify value.

What are your closing thoughts for Fund shareholders?

The inflation surge resulted from the pandemic, like so much else across today’s economic landscape. It's our belief that as the shadow of the pandemic recedes, the inflation picture will appear to normalize, and Fed hawkishness will appear anachronistic. Despite investor fears, this positive story is reinforced rather than undermined by slowing economic activity and the occasional bank crisis.

Financial markets have concluded that this “slow-motion” pause by the FOMC is an inflection in monetary policy. When central bankers place themselves deliberately “behind the curve,” their policy moves are no longer leading indicators for financial assets. Markets will anticipate the belated shifts in policy.

To be clear, our interpretation is not one of persistently high inflation à la the 1970s. This is a forecast of price instability, in which inflation rates are much more variable than in the past quarter century. Amid price instability and cost-push pressures for labor, the setting is ripe for a comet tail of central banking errors of the kind witnessed over the past 15 months.

For now, this debate is ongoing. In any case, it is beyond the immediate horizon of markets. The momentum of disinflation is the visible narrative into summer. For this reason, our January message three months into the period is largely intact:

“As decelerating inflation exacerbates the inversion of US yield curves, the debate around an outright easing of Fed policy will intensify. Markets will be sensitive to this debate because it drives perceptions around recession risk.

“But there is no recession on the horizon. The risk is not that corporate profits collapse but that the profit cycle is mature, and the upside is modest. Valuations rather than earnings will drive markets in H1. We see a window of opportunity for equities, but the entry point was last September, and the risk/reward will be less favorable through H2.”

Our advice for clients is to enjoy the Interregnum of 2023. Sometime in 2024, we believe it will become apparent that the demise of a low and stable inflation regime is the principal discontinuity that began this decade.

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
Asset Backed SECURITY (0.0%)
Other (0.0%)
145,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $132,189)	$134,524

Corporate Bonds (31.0%)
Airlines (0.4%)
39,333	Air Canada Pass Through Trust Series 2015-2, Class B*~ 5.000%, 06/15/25	39,238
180,907	Alaska Airlines Pass Through Trust Series 2020-1, Class A*~µ 4.800%, 02/15/29	175,175
95,564	Alaska Airlines Pass Through Trust Series 2020-1, Class B*~ 8.000%, 02/15/27	97,271
213,920	American Airlines Pass Through Trust Series 2021-1, Class B~ 3.950%, 01/11/32	186,848
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*~
144,000	5.500%, 04/20/26	141,541
48,000	5.750%, 04/20/29	45,689
200,187	British Airways Pass Through Trust Series 2021-1, Class B*~ 3.900%, 03/15/33	173,669
145,603	JetBlue Pass Through Trust Series 2020-1, Class B~ 7.750%, 05/15/30	148,051
	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*
130,000	8.000%, 09/20/25	131,417
114,000	8.000%, 09/20/25~	115,199
		1,254,098

Communication Services (1.8%)
225,000	Altice France, SA*~ 5.500%, 10/15/29	169,036
225,000	APi Group DE, Inc.*~ 4.750%, 10/15/29	204,055
210,000	Arrow Bidco, LLC*~ 9.500%, 03/15/24	210,840
200,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	159,434
	Audacy Capital Corp.*
231,000	6.750%, 03/31/29	18,099
91,000	6.500%, 05/01/27~	6,969
144,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	93,334
136,000	Cincinnati Bell Telephone Company, LLC~ 6.300%, 12/01/28	113,672
285,000	Consolidated Communications, Inc.*~^ 6.500%, 10/01/28	222,539

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*~
285,000	5.375%, 02/01/28	$233,985
215,000	4.500%, 11/15/31	150,909
200,000	5.750%, 01/15/30	102,268
200,000	4.625%, 12/01/30	97,766
	Diamond Sports Group, LLC / Diamond Sports Finance Company*@
150,000	6.625%, 08/15/27	4,668
115,000	5.375%, 08/15/26	8,156
264,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.*~ 5.875%, 08/15/27	232,045
135,000	Embarq Corp. 7.995%, 06/01/36	58,224
195,000	Frontier California, Inc.~ 6.750%, 05/15/27	176,767
	Frontier Communications Holdings, LLC*~
123,000	5.000%, 05/01/28	108,090
48,000	8.750%, 05/15/30	47,532
202,000	Frontier Florida, LLC~ 6.860%, 02/01/28	183,040
280,000	Frontier North, Inc.@ 6.730%, 02/15/28	252,490
165,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*~ 3.500%, 03/01/29	143,119
145,000	Intelsat Jackson Holdings, SA*~@ 9.750%, 07/15/25	—
230,000	LCPR Senior Secured Financing DAC*~ 6.750%, 10/15/27	219,358
140,686	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	46,512
	Lumen Technologies, Inc.~
135,000	7.600%, 09/15/39	51,959
90,000	4.000%, 02/15/27*	60,181
95,000	Match Group Holdings II, LLC*~^ 3.625%, 10/01/31	77,632
240,000	Netflix, Inc.*~ 4.875%, 06/15/30	238,987
490,000	Paramount Global~‡ 6.375%, 03/30/62 5 year CMT + 4.00%	420,631
63,000	Qwest Corp. 7.250%, 09/15/25	55,987
595,000	Rogers Communications, Inc.*~^‡ 5.250%, 03/15/82 5 year CMT + 3.59%	539,290
	Scripps Escrow II, Inc.*~
95,000	3.875%, 01/15/29	74,177
48,000	5.375%, 01/15/31	33,481
195,000	Scripps Escrow, Inc.*~ 5.875%, 07/15/27	141,968

Schedule of Investments April 30, 2023 (Unaudited)

14 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Sirius XM Radio, Inc.*~
140,000	4.000%, 07/15/28	$118,455
90,000	3.125%, 09/01/26	80,642
48,000	3.875%, 09/01/31	36,329
100,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	65,972
165,000	Sprint, LLC 7.125%, 06/15/24	167,810
165,000	Stagwell Global, LLC*~ 5.625%, 08/15/29	143,510
190,000	Telesat Canada / Telesat, LLC*~ 4.875%, 06/01/27	102,431
70,000	Time Warner Cable, LLC 7.300%, 07/01/38	72,662
320,000	United States Cellular Corp.~ 6.700%, 12/15/33	292,013
395,000	Vodafone Group, PLC~‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	404,168
		6,441,192

Consumer Discretionary (3.8%)
228,000	Abercrombie & Fitch Management Company*~^ 8.750%, 07/15/25	232,093
185,000	Adient Global Holdings Company* 8.250%, 04/15/31	189,499
201,000	American Axle & Manufacturing, Inc.~^ 6.875%, 07/01/28	181,195
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
194,000	6.625%, 01/15/28	183,895
167,000	4.625%, 08/01/29	139,817
217,000	At Home Group, Inc.*^ 4.875%, 07/15/28	141,979
	Bath & Body Works, Inc.~
254,000	6.694%, 01/15/27	255,341
235,000	6.875%, 11/01/35	212,506
200,000	Benteler International AG* 10.500%, 05/15/28	204,780
	Caesars Entertainment, Inc.*^
118,000	4.625%, 10/15/29	103,632
93,000	8.125%, 07/01/27	94,993
	Carnival Corp.*
98,000	10.500%, 02/01/26	102,549
92,000	7.625%, 03/01/26^	84,607
89,000	4.000%, 08/01/28	77,280
230,000	Carriage Services, Inc.*~ 4.250%, 05/15/29	193,621
145,000	Carvana Company*~ 4.875%, 09/01/29	58,963

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*~
750,000	4.750%, 03/01/30	$646,725
250,000	4.500%, 08/15/30	211,055
220,000	6.375%, 09/01/29	209,706
186,000	4.250%, 02/01/31	153,244
96,000	4.750%, 02/01/32	79,545
96,000	CDI Escrow Issuer, Inc.*~ 5.750%, 04/01/30	92,770
92,000	Churchill Downs, Inc.* 6.750%, 05/01/31	92,718
	Dana, Inc.~
155,000	4.250%, 09/01/30	126,258
95,000	4.500%, 02/15/32	76,279
	DISH DBS Corp.
347,000	7.750%, 07/01/26~	200,927
230,000	5.250%, 12/01/26*~	175,755
120,000	7.375%, 07/01/28~	60,134
95,000	5.125%, 06/01/29	44,054
186,000	DISH Network Corp.* 11.750%, 11/15/27	176,084
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	165,724
204,000	Everi Holdings, Inc.*~ 5.000%, 07/15/29	182,001
190,000	Ford Motor Company~ 6.100%, 08/19/32	181,615
	Ford Motor Credit Company, LLC
375,000	4.134%, 08/04/25	356,644
350,000	7.350%, 11/04/27	361,305
300,000	4.000%, 11/13/30~	257,748
270,000	5.113%, 05/03/29~	251,902
200,000	7.350%, 03/06/30	205,758
	Gap, Inc.*
71,000	3.875%, 10/01/31^	49,671
9,000	3.625%, 10/01/29	6,413
	General Motors Financial Company, Inc.~‡
465,000	5.700%, 09/30/30^ 5 year CMT + 5.00%	412,106
395,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	344,934
	goeasy, Ltd.*~
325,000	5.375%, 12/01/24	309,634
177,000	4.375%, 05/01/26	156,110
239,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	212,280
79,000	Group 1 Automotive, Inc.*~ 4.000%, 08/15/28	70,180
283,000	Guitar Center, Inc.* 8.500%, 01/15/26	253,228
190,000	Liberty Interactive, LLC~ 8.250%, 02/01/30	58,167

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
	Life Time, Inc.*
179,000	8.000%, 04/15/26^	$178,280
100,000	5.750%, 01/15/26~	97,981
70,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	70,182
123,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	116,520
125,000	M/I Homes, Inc. 3.950%, 02/15/30	110,806
	Macy’s Retail Holdings, LLC~
320,000	6.700%, 07/15/34*	263,994
90,000	4.300%, 02/15/43	54,788
225,000	Mclaren Finance, PLC*~ 7.500%, 08/01/26	185,474
242,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.*~ 4.875%, 05/01/29	217,599
135,000	Mohegan Tribal Gaming Authority*~ 8.000%, 02/01/26	120,941
	Newell Brands, Inc.^
45,000	6.375%, 09/15/27	44,325
23,000	6.625%, 09/15/29	22,769
	Nordstrom, Inc.~
90,000	5.000%, 01/15/44	56,354
86,000	4.250%, 08/01/31	63,960
215,000	Penn Entertainment, Inc* 4.125%, 07/01/29	182,425
250,000	PetSmart, Inc. / PetSmart Finance Corp.*~ 4.750%, 02/15/28	236,555
265,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*~ 5.625%, 09/01/29	192,348
543,000	Rite Aid Corp.* 8.000%, 11/15/26	294,197
92,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	92,466
270,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*~ 4.625%, 03/01/29	223,250
365,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	357,934
212,000	Sonic Automotive, Inc.*~^ 4.625%, 11/15/29	178,309
282,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	262,472
450,000	Station Casinos, LLC*~ 4.500%, 02/15/28	414,027
212,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	210,552

PRINCIPAL AMOUNT		VALUE
50,000	Viking Cruises, Ltd.*~ 13.000%, 05/15/25	$52,705
220,000	Vista Outdoor, Inc.*~ 4.500%, 03/15/29	172,737
47,000	Williams Scotsman International, Inc.*~ 4.625%, 08/15/28	43,547
175,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	180,833
		13,335,754

Consumer Staples (0.7%)
179,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	177,412
218,000	Central Garden & Pet Company*~ 4.125%, 04/30/31	183,966
213,000	Edgewell Personal Care Company* 4.125%, 04/01/29	189,781
	Energizer Holdings, Inc.*~
263,000	4.375%, 03/31/29	230,251
48,000	6.500%, 12/31/27	47,118
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
280,000	5.500%, 01/15/30~	267,865
120,000	5.125%, 02/01/28~	117,587
70,000	5.750%, 04/01/33	67,285
395,000	Land O’ Lakes, Inc.*~ 7.000%, 09/18/28	334,857
191,000	Performance Food Group, Inc.*~ 4.250%, 08/01/29	173,921
140,000	Pilgrim’s Pride Corp. 4.250%, 04/15/31	122,279
182,000	Prestige Brands, Inc.*~ 3.750%, 04/01/31	154,580
110,000	United Natural Foods, Inc.*~ 6.750%, 10/15/28	104,455
293,000	Vector Group, Ltd.*~ 5.750%, 02/01/29	262,560
		2,433,917

Energy (2.7%)
190,000	Antero Resources Corp.*~ 5.375%, 03/01/30	178,423
192,000	Apache Corp.~ 5.100%, 09/01/40	164,652
	Buckeye Partners, LP~
460,000	5.850%, 11/15/43	354,941
205,000	3.950%, 12/01/26	186,833
270,000	Callon Petroleum Company*~ 7.500%, 06/15/30	257,248
96,000	Cheniere Energy, Inc.~ 4.625%, 10/15/28	91,677
139,000	Chesapeake Energy Corp.*~ 6.750%, 04/15/29	137,735

Schedule of Investments April 30, 2023 (Unaudited)

16 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Continental Resources, Inc.*
135,000	2.875%, 04/01/32	$106,306
95,000	5.750%, 01/15/31	92,736
350,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	350,644
150,000	DT Midstream, Inc.*~ 4.125%, 06/15/29	133,231
286,000	Earthstone Energy Holdings, LLC*~ 8.000%, 04/15/27	279,456
	Enbridge, Inc.~‡
775,000	5.750%, 07/15/80 5 year CMT + 5.31%	711,930
650,000	7.375%, 01/15/83 5 year CMT + 3.71%	646,288
560,000	Energy Transfer, LP~‡ 6.500%, 11/15/26 5 year CMT + 5.69%	496,250
	EnLink Midstream Partners, LP
835,000	8.976%, 05/30/23‡ 3 mo. USD LIBOR + 4.11%	709,424
205,000	4.850%, 07/15/26~	199,861
113,000	Enlink Midstream, LLC* 6.500%, 09/01/30	114,318
	Enterprise Products Operating, LLC‡
205,000	5.250%, 08/16/77µ 3 mo. USD LIBOR + 3.03%	177,528
185,000	7.858%, 08/16/77 3 mo. USD LIBOR + 2.99%	176,786
220,000	EQM Midstream Partners, LP*~ 7.500%, 06/01/27	219,446
46,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	46,125
210,000	Gulfport Energy Corp.*~ 8.000%, 05/17/26	211,201
265,000	Hilcorp Energy I, LP / Hilcorp Finance Company*~ 6.000%, 04/15/30	247,324
144,000	Howard Midstream Energy Partners, LLC*~ 6.750%, 01/15/27	135,177
186,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*~ 6.000%, 08/01/26	180,928
135,000	Nabors Industries, Inc.* 7.375%, 05/15/27	131,108
135,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	123,393
	New Fortress Energy, Inc.*~
180,000	6.750%, 09/15/25	171,929
96,000	6.500%, 09/30/26	88,555
200,000	Parkland Corp.*~ 5.875%, 07/15/27	195,248

PRINCIPAL AMOUNT		VALUE
187,000	Patterson-UTI Energy, Inc.~ 5.150%, 11/15/29	$166,897
565,000	Plains All American Pipeline, LP~‡ 8.974%, 05/30/23 3 mo. USD LIBOR + 4.11%	499,844
175,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	158,504
	Southwestern Energy Company~
140,000	5.375%, 03/15/30	130,928
98,000	4.750%, 02/01/32	86,689
90,000	5.375%, 02/01/29	85,232
48,000	Sunoco, LP / Sunoco Finance Corp.~ 4.500%, 04/30/30	43,057
185,000	Transocean, Inc.* 8.750%, 02/15/30	186,868
	Venture Global Calcasieu Pass, LLC*
115,000	6.250%, 01/15/30	116,692
45,000	4.125%, 08/15/31~	39,922
45,000	3.875%, 08/15/29~	40,535
	Vital Energy, Inc.
113,000	10.125%, 01/15/28	113,519
92,000	9.500%, 01/15/25~	92,633
280,000	VOC Escrow, Ltd.*~ 5.000%, 02/15/28	249,948
	Weatherford International, Ltd.*~
145,000	8.625%, 04/30/30	147,855
111,000	6.500%, 09/15/28	111,117
		9,586,941

Financials (13.2%)
251,000	Acrisure, LLC / Acrisure Finance, Inc.*~ 7.000%, 11/15/25	239,976
286,000	Aethon United BR, LP / Aethon United Finance Corp.*~ 8.250%, 02/15/26	279,167
311,000	AG Issuer, LLC*~ 6.250%, 03/01/28	290,294
215,000	Aircastle, Ltd.*‡ 5.250%, 06/15/26 5 year CMT + 4.41%	144,987
315,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*~ 6.750%, 10/15/27	294,471
360,000	Allstate Corp.^‡ 5.750%, 08/15/53 3 mo. USD LIBOR + 2.94%	353,336
	Ally Financial, Inc.~‡
1,236,000	4.700%, 05/15/26 5 year CMT + 3.87%‡‡	913,157
935,000	4.700%, 05/15/28 7 year CMT + 3.48%	659,661

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
685,000	American International Group, Inc.~‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	$661,087
379,000	AmWINS Group, Inc.*~ 4.875%, 06/30/29	345,678
1,160,000	Ares Finance Company III, LLC*~‡ 4.125%, 06/30/51 5 year CMT + 3.24%	889,001
208,000	Aviation Capital Group, LLC*~µ 3.500%, 11/01/27	188,427
	Avolon Holdings Funding, Ltd.*µ
100,000	3.950%, 07/01/24	97,131
75,000	5.500%, 01/15/26	73,644
835,000	AXIS Specialty Finance, LLC~‡ 4.900%, 01/15/40 5 year CMT + 3.19%	674,321
1,091,000	Bank of America Corp.µ^‡ 6.125%, 04/27/27 5 year CMT + 3.23%	1,061,085
405,000	Bank of Montrealµ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	348,170
1,560,000	Bank of New York Mellon Corp.µ^‡ 4.700%, 09/20/25 5 year CMT + 4.36%	1,518,972
	Bank of Nova Scotia~µ‡
670,000	3.625%, 10/27/81 5 year CMT + 2.613%	485,455
605,000	4.900%, 06/04/25 5 year CMT + 4.55%	555,087
	BP Capital Markets, PLC‡
810,000	4.875%, 03/22/30~^ 5 year CMT + 4.40%	743,442
355,000	4.375%, 06/22/25 5 year CMT + 4.04%	341,606
375,000	BroadStreet Partners, Inc.*~ 5.875%, 04/15/29	327,105
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*~
385,000	4.500%, 04/01/27	318,861
231,000	5.750%, 05/15/26	209,965
200,000	Burford Capital Global Financial, LLC*~ 6.875%, 04/15/30	186,242
823,000	Capital One Financial Corp.~‡ 3.950%, 09/01/26 5 year CMT + 3.16%	602,634
161,000	Castlelake Aviation Finance DAC*~^ 5.000%, 04/15/27	143,174
	Charles Schwab Corp.~‡
895,000	4.000%, 06/01/26^ 5 year CMT + 3.17%	750,323

PRINCIPAL AMOUNT		VALUE
433,000	4.000%, 12/01/30 10 year CMT + 3.08%	$333,215
400,000	5.375%, 06/01/25^ 5 year CMT + 4.97%	382,460
	Citigroup, Inc.~‡
1,454,000	4.150%, 11/15/26 5 year CMT + 3.00%	1,202,254
1,141,000	3.875%, 02/18/26 5 year CMT + 3.42%	974,072
445,000	4.000%, 12/10/25 5 year CMT + 3.60%	389,077
1,115,000	Citizens Financial Group, Inc.~‡ 4.000%, 10/06/26 5 year CMT + 3.22%	869,276
180,000	Corebridge Financial, Inc.*~‡ 6.875%, 12/15/52 5 year CMT + 3.85%	164,651
	Credit Acceptance Corp.
475,000	6.625%, 03/15/26^	457,107
161,000	5.125%, 12/31/24*~	154,494
	Discover Financial Services~‡
660,000	6.125%, 06/23/25^ 5 year CMT + 5.78%	628,069
425,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	325,142
241,000	Enact Holdings, Inc.*~ 6.500%, 08/15/25	238,870
200,000	Enstar Finance, LLC~‡ 5.500%, 01/15/42 5 year CMT + 4.01%	146,578
1,500,000	Fifth Third Bancorp~‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,337,505
275,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*~ 3.750%, 12/15/27	210,711
	Goldman Sachs Group, Inc.~‡
1,180,000	4.400%, 02/10/25 5 year CMT + 2.85%	1,008,994
442,000	4.125%, 11/10/26 5 year CMT + 2.95%	372,305
427,000	Greystar Real Estate Partners, LLC*~ 5.750%, 12/01/25	420,027
	HUB International, Ltd.*
276,000	5.625%, 12/01/29^	247,343
195,000	7.000%, 05/01/26	194,413
	Huntington Bancshares, Inc.~‡
940,000	4.450%, 10/15/27^ 7 year CMT + 4.05%	776,525
375,000	5.625%, 07/15/30 10 year CMT + 4.95%	337,695
144,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.~ 4.375%, 02/01/29	126,825

Schedule of Investments April 30, 2023 (Unaudited)

18 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
510,000	ILFC E-Capital Trust II*~‡ 6.798%, 12/21/65 3 mo. USD LIBOR + 1.80%	$343,679
380,000	Iron Mountain, Inc.* 5.250%, 03/15/28	366,138
525,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*~ 5.000%, 08/15/28	443,772
2,840,000	JPMorgan Chase & Companyµ‡ 3.650%, 06/01/26 5 year CMT + 2.85%	2,505,931
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*~
379,000	5.250%, 10/01/25	356,582
95,000	4.750%, 06/15/29	75,288
265,000	LD Holdings Group, LLC* 6.125%, 04/01/28	146,659
	Level 3 Financing, Inc.*
298,000	3.400%, 03/01/27	233,376
200,000	4.250%, 07/01/28~	116,840
90,000	4.625%, 09/15/27	55,613
1,085,000	Liberty Mutual Group, Inc.*~‡ 4.125%, 12/15/51 5 year CMT + 3.32%	878,232
139,000	LPL Holdings, Inc.*~ 4.000%, 03/15/29	124,898
670,000	Markel Corp.~‡ 6.000%, 06/01/25 5 year CMT + 5.66%	651,977
	MetLife, Inc.~
1,205,000	6.400%, 12/15/66	1,210,639
605,000	3.850%, 09/15/25^‡ 5 year CMT + 3.58%	563,194
400,000	Munich Re*‡ 5.875%, 05/23/42 5 year CMT + 3.98%	403,320
255,000	Nationstar Mortgage Holdings, Inc.*~ 5.500%, 08/15/28	227,771
380,000	Nationwide Financial Services, Inc. 6.750%, 05/15/87	366,434
	Navient Corp.~
197,000	5.000%, 03/15/27	177,779
100,000	4.875%, 03/15/28	86,120
220,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP*~ 4.500%, 09/30/28	163,196
	OneMain Finance Corp.
185,000	7.125%, 03/15/26	180,551
130,000	3.875%, 09/15/28~	105,152
98,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*~ 5.875%, 10/01/28	90,807

PRINCIPAL AMOUNT		VALUE
1,148,000	PartnerRe Finance B, LLC~^‡ 4.500%, 10/01/50 5 year CMT + 3.82%	$972,276
295,000	PHH Mortgage Corp.*~ 7.875%, 03/15/26	265,594
	PNC Financial Services Group, Inc.µ‡
885,000	3.400%, 09/15/26~ 5 year CMT + 2.60%	679,733
425,000	6.000%, 05/15/27 5 year CMT + 3.00%	394,498
360,000	6.200%, 09/15/27^ 5 year CMT + 3.24%	340,585
785,000	QBE Insurance Group, Ltd.*~‡ 5.875%, 05/12/25 5 year CMT + 5.51%	744,973
220,000	RHP Hotel Properties, LP / RHP Finance Corp.*~ 4.500%, 02/15/29	198,238
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*~
85,000	3.875%, 03/01/31	68,923
85,000	3.625%, 03/01/29	72,012
45,000	2.875%, 10/15/26	40,125
1,362,000	State Street Corp.~^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	1,256,704
199,000	StoneX Group, Inc.*~ 8.625%, 06/15/25	202,447
	SVB Financial Group~@‡
918,000	4.000%, 05/15/26 5 year CMT + 3.20%	70,374
651,000	4.100%, 02/15/31 10 year CMT + 3.06%	50,394
367,000	4.250%, 11/15/26 5 year CMT + 3.07%	28,123
1,075,000	Toronto-Dominion Bank~µ‡ 8.125%, 10/31/82 5 year CMT + 4.08%	1,095,221
	Truist Financial Corp.µ‡
835,000	4.800%, 09/01/24 5 year CMT + 3.00%	725,698
375,000	4.950%, 09/01/25 5 year CMT + 4.61%	353,752
	United Wholesale Mortgage, LLC*~
221,000	5.500%, 04/15/29	190,509
90,000	5.750%, 06/15/27	82,616
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
93,000	10.500%, 02/15/28	88,981
90,000	6.500%, 02/15/29~	54,810
210,000	VZ Secured Financing, BV*~ 5.000%, 01/15/32	175,646

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
3,170,000	Wells Fargo & Company~‡ 3.900%, 03/15/26 5 year CMT + 3.45%	$2,764,779
208,000	XHR, LP*~ 6.375%, 08/15/25	205,319
		45,990,345

Health Care (1.2%)
	Bausch Health Companies, Inc.*
318,000	11.000%, 09/30/28	259,097
72,000	6.125%, 02/01/27	52,260
62,000	14.000%, 10/15/30	39,759
	CHS/Community Health Systems, Inc.*
610,000	8.000%, 03/15/26~	606,419
377,000	6.125%, 04/01/30~	271,440
108,000	6.875%, 04/15/29~	80,068
24,000	5.250%, 05/15/30	20,005
	DaVita, Inc.*~
372,000	4.625%, 06/01/30	324,693
222,000	3.750%, 02/15/31	178,737
	Embecta Corp.*~
144,000	5.000%, 02/15/30	124,380
48,000	6.750%, 02/15/30	43,672
	Encompass Health Corp.~
100,000	4.750%, 02/01/30	92,478
100,000	4.500%, 02/01/28	94,530
200,000	Jazz Securities DAC*~ 4.375%, 01/15/29	184,224
	Medline Borrower, LP*~
233,000	5.250%, 10/01/29^	201,797
230,000	3.875%, 04/01/29	201,415
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*~
350,000	5.125%, 04/30/31	312,508
200,000	4.125%, 04/30/28	184,276
470,000	Tenet Healthcare Corp.~ 6.875%, 11/15/31	463,199
	Teva Pharmaceutical Finance Netherlands III, BV~
340,000	3.150%, 10/01/26	308,261
200,000	4.750%, 05/09/27	187,536
		4,230,754

Industrials (3.4%)
220,000	ACCO Brands Corp.*~ 4.250%, 03/15/29	185,693
800,000	AerCap Holdings, NV~^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	747,992
	Air Lease Corp.~‡
885,000	4.125%, 12/15/26 5 year CMT + 3.15%	602,455
810,000	4.650%, 06/15/26 5 year CMT + 4.08%	675,896

PRINCIPAL AMOUNT		VALUE
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*~
315,000	4.625%, 01/15/27	$305,314
185,000	3.500%, 03/15/29	164,164
145,000	5.875%, 02/15/28	143,865
220,000	Allegiant Travel Company*~ 7.250%, 08/15/27	218,264
50,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	47,179
108,000	Arcosa, Inc.*~ 4.375%, 04/15/29	98,942
940,000	ARD Finance, SA*~ 6.500%, 06/30/27 7.250% PIK rate	776,497
70,000	Ball Corp. 6.875%, 03/15/28	72,841
151,000	Beacon Roofing Supply, Inc.*~ 4.125%, 05/15/29	132,974
191,000	BWX Technologies, Inc.*~ 4.125%, 04/15/29	173,596
90,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	85,655
47,000	Delta Air Lines, Inc.~^ 7.375%, 01/15/26	49,572
48,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*~ 4.750%, 10/20/28	46,637
245,000	Deluxe Corp.*~ 8.000%, 06/01/29	188,437
96,000	Dun & Bradstreet Corp.*~ 5.000%, 12/15/29	85,097
143,000	Eco Material Technologies, Inc.*~ 7.875%, 01/31/27	137,390
85,000	EnerSys*~ 4.375%, 12/15/27	79,929
118,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	103,606
88,000	Graphic Packaging International, LLC*~ 3.500%, 03/01/29	78,288
203,000	Great Lakes Dredge & Dock Corp.*~^ 5.250%, 06/01/29	159,946
443,000	H&E Equipment Services, Inc.*~ 3.875%, 12/15/28	383,722
281,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.*~ 5.750%, 01/20/26	261,881
475,000	Herc Holdings, Inc.*~ 5.500%, 07/15/27	454,214
220,000	IEA Energy Services, LLC* 6.625%, 08/15/29	209,363

Schedule of Investments April 30, 2023 (Unaudited)

20 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
290,000	JELD-WEN, Inc.*~^ 4.625%, 12/15/25	$280,221
305,000	Ken Garff Automotive, LLC*~ 4.875%, 09/15/28	268,653
185,000	Knife River Holding Company* 7.750%, 05/01/31	187,860
96,000	MasTec, Inc.*~ 4.500%, 08/15/28	89,117
107,000	Moog, Inc.*~ 4.250%, 12/15/27	100,708
230,000	Newfold Digital Holdings Group, Inc.*~ 6.000%, 02/15/29	160,427
172,000	Novelis Corp.*~ 4.750%, 01/30/30	155,875
70,000	OI European Group, BV* 4.750%, 02/15/30	64,369
225,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*~ 4.000%, 10/15/27	202,772
285,000	Patrick Industries, Inc.*~ 4.750%, 05/01/29	248,141
	QVC, Inc.~
111,000	4.375%, 09/01/28	54,777
95,000	5.450%, 08/15/34	40,628
	Sealed Air Corp.*
144,000	6.125%, 02/01/28	146,435
48,000	5.000%, 04/15/29~	46,151
98,000	Sensata Technologies, Inc.*~ 3.750%, 02/15/31	85,255
	Sinclair Television Group, Inc.*
141,000	4.125%, 12/01/30~	111,370
100,000	5.500%, 03/01/30^	77,389
195,000	Standard Industries, Inc.*~ 5.000%, 02/15/27	186,978
315,000	Stanley Black & Decker, Inc.~‡ 4.000%, 03/15/60 5 year CMT + 2.66%	241,668
150,000	Stericycle, Inc.*~ 3.875%, 01/15/29	135,522
145,000	STL Holding Company, LLC*~ 7.500%, 02/15/26	128,879
	TransDigm, Inc.
473,000	6.250%, 03/15/26*~	475,725
405,000	7.500%, 03/15/27~	407,564
140,000	6.750%, 08/15/28*	142,251
141,000	Tronox, Inc.*~ 4.625%, 03/15/29	117,298
85,107	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	76,017
187,000	Vertiv Group Corp.*~ 4.125%, 11/15/28	169,280
201,000	Wabash National Corp.*~ 4.500%, 10/15/28	175,608

PRINCIPAL AMOUNT		VALUE
325,000	Waste Pro USA, Inc.*~ 5.500%, 02/15/26	$303,280
	WESCO Distribution, Inc.*~
93,000	7.125%, 06/15/25	94,633
45,000	7.250%, 06/15/28	46,292
202,000	Williams Scotsman International, Inc.*~ 6.125%, 06/15/25	201,818
		11,892,370

Information Technology (0.7%)
96,000	Booz Allen Hamilton, Inc.*~ 4.000%, 07/01/29	87,204
112,000	Coherent Corp.*~^ 5.000%, 12/15/29	100,887
299,000	CommScope Technologies, LLC*~ 6.000%, 06/15/25	281,365
175,000	CommScope, Inc.*~ 4.750%, 09/01/29	141,431
56,000	Fair Isaac Corp.*~ 4.000%, 06/15/28	52,230
210,000	KBR, Inc.*~ 4.750%, 09/30/28	194,565
	MPH Acquisition Holdings, LLC*~
210,000	5.750%, 11/01/28^	132,562
95,000	5.500%, 09/01/28	72,788
96,000	NCR Corp.*~ 5.125%, 04/15/29	83,153
143,000	ON Semiconductor Corp.*~ 3.875%, 09/01/28	129,664
	Open Text Corp.*
129,000	3.875%, 02/15/28~	114,546
90,000	6.900%, 12/01/27	93,156
72,000	3.875%, 12/01/29~	60,605
72,000	Open Text Holdings, Inc.*~ 4.125%, 12/01/31	59,715
96,000	Playtika Holding Corp.*~ 4.250%, 03/15/29	82,324
118,000	PTC, Inc.*~ 4.000%, 02/15/28	109,994
265,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	226,965
	Twilio, Inc.~
130,000	3.625%, 03/15/29	111,103
47,000	3.875%, 03/15/31	39,284
240,000	Viavi Solutions, Inc.*~ 3.750%, 10/01/29	202,325
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*~^ 3.875%, 02/01/29	190,058
		2,565,924

Materials (0.7%)
150,000	ArcelorMittal, SA~ 7.000%, 10/15/39	159,124

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
90,000	ATI, Inc.~ 5.875%, 12/01/27	$88,303
46,000	Carpenter Technology Corp. 7.625%, 03/15/30	47,358
145,000	Chemours Company*~ 4.625%, 11/15/29	119,560
300,000	Clearwater Paper Corp.*~ 4.750%, 08/15/28	270,366
139,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	135,376
	Commercial Metals Company~
96,000	4.125%, 01/15/30	86,604
48,000	4.375%, 03/15/32	41,854
250,000	Constellium, SE*~^ 3.750%, 04/15/29	216,535
144,000	HB Fuller Company~ 4.250%, 10/15/28	132,448
	Kaiser Aluminum Corp.*
210,000	4.625%, 03/01/28~	185,623
24,000	4.500%, 06/01/31	19,030
53,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	45,725
201,000	Mercer International, Inc.~ 5.125%, 02/01/29	168,269
200,000	OCI, NV* 6.700%, 03/16/33	199,104
285,000	Owens-Brockway Glass Container, Inc.*~^ 6.625%, 05/13/27	286,411
80,000	Silgan Holdings, Inc.~ 4.125%, 02/01/28	74,889
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	59,662
		2,336,241

Other (0.1%)
	Gen Digital, Inc.*
90,000	7.125%, 09/30/30^	90,543
90,000	6.750%, 09/30/27	90,824
		181,367

Real Estate (0.2%)
152,000	EPR Properties~ 3.750%, 08/15/29	121,577
	Forestar Group, Inc.*
139,000	5.000%, 03/01/28	126,584
97,000	3.850%, 05/15/26~	89,838
211,000	MIWD Holdco II, LLC / MIWD Finance Corp.*~ 5.500%, 02/01/30	178,844
95,000	Service Properties Trust~ 5.250%, 02/15/26	84,419
		601,262

PRINCIPAL AMOUNT		VALUE
Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*~
185,000	6.750%, 01/15/30	$150,070
96,000	4.625%, 01/15/29	84,041
90,000	W.R. Grace Holding, LLC* 7.375%, 03/01/31	90,341
		324,452

Utilities (2.0%)
910,000	Algonquin Power & Utilities Corp.~‡ 4.750%, 01/18/82 5 year CMT + 3.25%	728,510
200,000	CenterPoint Energy, Inc.~‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	191,224
390,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	343,609
	Dominion Energy, Inc.~‡
695,000	4.650%, 12/15/24 5 year CMT + 2.99%	607,152
367,000	4.350%, 01/15/27 5 year CMT + 3.20%	310,823
	Duke Energy Corp.~‡
900,000	4.875%, 09/16/24 5 year CMT + 3.39%	872,253
368,000	3.250%, 01/15/82 5 year CMT + 2.32%	280,905
385,000	National Rural Utilities Cooperative Finance Corp.µ^‡ 5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	371,021
770,000	NextEra Energy Capital Holdings, Inc.~‡ 3.800%, 03/15/82 5 year CMT + 2.55%	649,634
254,000	PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. USD LIBOR + 2.67%	221,856
	Sempra Energy~‡
560,000	4.875%, 10/15/25 5 year CMT + 4.55%	531,625
240,000	4.125%, 04/01/52 5 year CMT + 2.87%	196,186
	Southern Company~‡
873,000	4.000%, 01/15/51 5 year CMT + 3.73%	820,245
280,000	3.750%, 09/15/51 5 year CMT + 2.92%	241,161
	Vistra Corp.*‡
305,000	7.000%, 12/15/26~ 5 year CMT + 5.74%	275,537
185,000	8.000%, 10/15/26 5 year CMT + 6.93%	174,960

Schedule of Investments April 30, 2023 (Unaudited)

22 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
205,000	WEC Energy Group, Inc.‡ 6.976%, 05/15/67 3 mo. USD LIBOR + 2.11%	$167,663
		6,984,364
	Total Corporate Bonds (Cost $124,578,479)	108,158,981

Convertible Bonds (0.1%)
Communication Services (0.0%)
69,000	Cable One, Inc. 03/15/26	56,703

Consumer Discretionary (0.1%)
	DISH Network Corp.
338,000	2.375%, 03/15/24µ	292,857
90,000	0.000%, 12/15/25	44,554
		337,411

Other (0.0%)
95,000	Multiplan Corp.* 6.000%, 10/15/27	60,995
	Total Convertible Bonds (Cost $504,926)	455,109

Bank Loans (2.7%) ¡
Airlines (0.1%)
165,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	166,351
157,250	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	163,878
		330,229

Communication Services (0.3%)
482,500	Clear Channel Outdoor Holdings, Inc.‡ 8.807%, 08/21/26 3 mo. LIBOR + 3.50%	455,410
149,491	CMG Media Corp.‡ 8.659%, 12/17/26 3 mo. LIBOR + 3.50%	129,061
254,921	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	245,361
284,000	Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.50%	174,483
73,805	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	73,751
94,288	Univision Communications, Inc.‡ 9.148%, 06/24/29 3 mo. SOFR + 4.25%	93,698
		1,171,764

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.5%)
180,000	Caesars Entertainment Corp.‡ 8.332%, 02/06/30 1 mo. SOFR + 3.25%	$179,612
190,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	189,466
64,382	Life Time Fitness, Inc.‡ 9.775%, 12/16/24 1 mo. LIBOR + 4.75%	64,453
91,509	PENN Entertainment, Inc.‡ 7.732%, 05/03/29 1 mo. SOFR + 2.75%	91,234
327,050	Petco Health and Wellness Company, Inc.‡ 8.410%, 03/03/28 3 mo. SOFR + 3.25%	322,942
314,240	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	313,258
171,000	SkyMiles IP, Ltd.‡ 8.799%, 10/20/27 3 mo. SOFR + 3.75%	177,425
125,772	TKC Holdings, Inc.‡ 10.525%, 05/15/28 1 mo. LIBOR + 5.50%	113,688
316,575	WW International, Inc.‡ 8.530%, 04/13/28 1 mo. LIBOR + 3.50%	217,250
		1,669,328

Energy (0.1%)
195,000	Par Petroleum, LLC‡ 9.241%, 02/28/30 3 mo. SOFR + 4.25%	192,034

Financials (0.3%)
185,000	Alliant Holdings Intermediate, LLC‡ 8.376%, 11/05/27 1 mo. SOFR + 3.50%	183,728
135,000	Amynta Agency Borrower, Inc.‡ 9.991%, 02/28/28 3 mo. SOFR + 5.00%	131,667
174,121	AssuredPartners, Inc.‡ 8.482%, 02/12/27 1 mo. SOFR + 3.50%	171,364
99,750	Castlelake Aviation, Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	98,566
184,538	Hub International, Ltd.‡ 8.728%, 11/10/29 3 mo. SOFR + 4.00%	184,402

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
199,288	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	$199,252
257,400	VFH Parent, LLC‡ 8.064%, 01/13/29 1 mo. SOFR + 3.00%	252,896
		1,221,875

Health Care (0.4%)
324,536	Amneal Pharmaceuticals, LLC‡ 8.563%, 05/04/25 1 mo. LIBOR + 3.50%	304,050
43,313	Bausch Health Companies, Inc.‡ 10.240%, 02/01/27 1 mo. SOFR + 5.25%	35,098
117,577	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	117,674
251,540	Mallinckrodt International Finance, SA‡ 10.198%, 09/30/27 1 mo. LIBOR + 5.25%	180,245
207,059	Padagis, LLC‡ 9.969%, 07/06/28 3 mo. LIBOR + 4.75%	197,741
29,295	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	29,319
818,259	Team Health Holdings, Inc.‡ 10.232%, 03/02/27 1 mo. SOFR + 5.25%	537,596
		1,401,723

Industrials (0.4%)
98,250	ACProducts, Inc.‡ 9.409%, 05/17/28 3 mo. LIBOR + 4.25%	78,399
119,100	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	119,045
233,825	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	234,117
424,660	Dun & Bradstreet Corp.‡ 8.268%, 02/06/26 1 mo. LIBOR + 3.25%	424,594
198,500	Scientific Games International, Inc.‡ 7.981%, 04/14/29 1 mo. SOFR + 3.00%	198,287
245,000	United Airlines, Inc.‡ 8.770%, 04/21/28 1 mo. LIBOR + 3.75%	244,616
		1,299,058

PRINCIPAL AMOUNT		VALUE
Information Technology (0.2%)
177,829	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	$175,940
209,772	Camelot Finance SA‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	209,837
56,895	Camelot U.S. Acquisition LLC‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	56,886
44,888	CDK Global, Inc.‡ 9.148%, 07/06/29 3 mo. SOFR + 4.25%	44,899
186,364	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	185,957
		673,519

Materials (0.2%)
60,361	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.50%	60,286
44,444	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.50%	44,389
44,444	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.50%	44,389
185,000	Ineos US Finance, LLC‡ 8.568%, 02/18/30 3 mo. SOFR + 3.50%	184,845
225,706	Innophos, Inc.‡ 8.275%, 02/05/27 1 mo. LIBOR + 3.25%	223,872
95,000	LSF11 A5 Holdco, LLC‡ 9.332%, 10/15/28 1 mo. SOFR + 4.25%	93,773
94,050	LSF11 A5 HoldCo, LLC‡ 8.597%, 10/15/28 1 mo. SOFR + 3.50%	91,299
99,747	W.R. Grace & Co.-Conn.‡ 8.938%, 09/22/28 3 mo. LIBOR + 3.75%	99,984
		842,837

Special Purpose Acquisition Companies (0.2%)
162,500	AP Core Holdings II, LLC‡ 10.525%, 09/01/27 1 mo. LIBOR + 5.50%	158,708
99,250	Clydesdale Acquisition Holdings, Inc.‡ 9.257%, 04/13/29 1 mo. SOFR + 4.18%	97,141
44,550	Fertitta Entertainment, LLC‡ 8.982%, 01/27/29 1 mo. SOFR + 4.00%	43,436

Schedule of Investments April 30, 2023 (Unaudited)

24 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
199,000	Oscar AcquisitionCo, LLC‡ 9.498%, 04/29/29 3 mo. SOFR + 4.50%	$192,727
179,100	Patagonia Holdco, LLC‡ 10.473%, 08/01/29 3 mo. SOFR + 5.75%	146,563
		638,575
	Total Bank Loans (Cost $10,072,059)	9,440,942

NUMBER OF SHARES		VALUE
Convertible Preferred STOCKS (0.4%)
Communication Services (0.1%)
14,325	United States Cellular Corp.µ 5.500%, 06/01/70	218,456

Financials (0.3%)
3,850	Bank OZKµ 4.625%, 11/15/26	60,253
8,383	KeyCorpµ‡ 6.200%, 12/15/27 5 year CMT + 3.13%	186,103
28,900	Reinsurance Group of America, Inc.µ‡ 7.125%, 10/15/52 5 year CMT + 3.46%	758,625
		1,004.981
	Total Convertible Preferred Stocks (Cost $1,280,929)	1,223,437

Preferred Stocks (2.3%)
Communication Services (0.4%)
21,155	AT&T, Inc.µ 4.750%, 02/18/25	441,716
9,450	AT&T, Inc.µ 5.350%, 11/01/66	224,154
36,510	Qwest Corp.µ 6.500%, 09/01/56	486,313
12,250	Telephone and Data Systems, Inc.µ 6.000%, 09/30/26	164,518
14,528	United States Cellular Corp.µ 5.500%, 03/01/70	219,809
		1,536,510

Consumer Discretionary (0.2%)
7,685	Ford Motor Company~µ 6.200%, 06/01/59	192,893
7,236	Ford Motor Companyµ 6.500%, 08/15/62	174,315
3,615	Guitar Center, Inc.&	462,720
1,670	Qurate Retail, Inc.µ 8.000%, 03/15/31	51,186
		881,114

NUMBER OF SHARES		VALUE

Energy (0.5%)
31,635	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	$743,106
24,000	NuStar Energy, LP‡ 10.945%, 05/30/23 3 mo. USD LIBOR + 5.64%	553,680
17,500	NuStar Logistics, LP‡ 11.994%, 01/15/43 3 mo. USD LIBOR + 6.73%	446,950
		1,743,736

Financials (0.6%)
8,975	Affiliated Managers Group, Inc.µ 4.750%, 09/30/60	178,961
15,560	Annaly Capital Management, Inc.‡ 10.156%, 05/30/23 3 mo. USD LIBOR + 4.99%	388,066
3,675	Capital One Financial Corp.µ^ 4.800%, 06/01/25	71,516
27,375	CNO Financial Group, Inc.µ 5.125%, 11/25/60	432,251
4,608	Cullen/Frost Bankers, Inc.µ^ 4.450%, 12/15/25	89,810
3,184	First Citizens BancShares, Inc.µ^ 5.625%, 01/04/27	68,074
5,400	Morgan Stanleyµ 6.500%, 10/15/27	141,156
19,000	Prospect Capital Corp. 5.350%, 07/01/26	302,860
16,823	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	291,879
8,025	Spirit Realty Capital, Inc.µ 6.000%, 05/30/23	192,600
		2,157,173

Industrials (0.1%)
12,175	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33	331,160

Real Estate (0.2%)
23,352	Brookfield Property Partners, LP~ 5.750%, 03/31/25	291,900
12,800	Brookfield Property Partners, LP~ 6.375%, 09/30/24	177,664
6,245	Global Net Lease, Inc.µ^ 6.875%, 11/26/24	137,390
5,466	Necessity Retail, Inc.µ 7.500%,	110,413
		717,367

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 25

NUMBER OF SHARES			VALUE

Utilities (0.2%)
14,975		Brookfield Renewable Partners, LP^ 5.250%, 03/31/25	$284,525
13,450		DTE Energy Company~µ 5.250%, 12/01/77	321,052
			605,577
	Total Preferred Stocks (Cost $9,331,732)		7,972,637

Common Stocks (84.4%)
Communication Services (5.1%)
164,500		Alphabet, Inc. - Class A~^#	17,657,430
3,935		Altice USA, Inc. - Class A#	13,772
1,322		Cumulus Media, Inc. - Class Aµ#	4,647
			17,675,849

Consumer Discretionary (12.6%)
180,000		Amazon.com, Inc.~^#	18,981,000
226,000		Caesars Entertainment, Inc.~µ#	10,235,540
44,500		Hyatt Hotels Corp. - Class Aµ#	5,086,350
58,000		Marriott International, Inc. - Class A~µ	9,821,720
			44,124,610

Consumer Staples (3.9%)
177,500		Sysco Corp.~µ	13,621,350

Energy (0.1%)
560		Chesapeake Energy Corp.µ	46,301
12,950		Energy Transfer, LP	166,796
			213,097

Financials (10.4%)
400,000		Huntington Bancshares, Inc.~^	4,480,000
117,500		Morgan Stanley~µ^	10,571,475
1,394,000	GBP	NatWest Group, PLC	4,591,971
65,500		PNC Financial Services Group, Inc.~µ^	8,531,375
201,000		Wells Fargo & Companyµ^	7,989,750
			36,164,571

Health Care (4.6%)
10,300		Danaher Corp.~^	2,440,173
25,500		Humana, Inc.~	13,527,495
			15,967,668

Industrials (31.4%)
162,000		AerCap Holdings, NV~#	9,130,320
331,000		Air Lease Corp. - Class A^	13,312,820
454,000		CSX Corp.~^	13,910,560
327,000		Delta Air Lines, Inc.~^#	11,219,370
58,500		Honeywell International, Inc.~^	11,690,640
67,000		L3Harris Technologies, Inc.~µ	13,075,050
10,000		Parker-Hannifin Corp.µ	3,248,800
125,000		Raytheon Technologies Corp.~µ	12,487,500

NUMBER OF SHARES		VALUE
188,000	Southwest Airlines Company~µ	$5,694,520
16,500	Union Pacific Corp.~µ	3,229,050
284,375	United Airlines Holdings, Inc.~µ#	12,455,625
		109,454,255

Information Technology (15.0%)
46,000	Analog Devices, Inc.~	8,274,480
53,500	Microsoft Corp.~µ^	16,438,410
28,800	Paycom Software, Inc.~µ#	8,362,656
76,000	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,406,800
55,500	Visa, Inc. - Class A~	12,916,515
		52,398,861

Materials (1.3%)
12,500	Linde, PLC~	4,618,125

Special Purpose Acquisition Company (0.0%)
1,377	Intelsat Emergence, SA~&	35,114
	Total Common Stocks (Cost $311,847,236)	294,273,500

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.3%) #
Financials (0.0%)
4,500 5,040,000	Huntington Bancshares, Inc. Call, 05/19/23, Strike $12.00	78,750
2,010 7,989,750	Wells Fargo & Company Call, 05/19/23, Strike $42.50	25,125
		103,875

Information Technology (0.1%)
	Snowflake, Inc.
660 9,774,600	Call, 05/05/23, Strike $155.00	98,670
220 3,258,200	Call, 05/05/23, Strike $152.50	49,170
180 4,193,280	Visa, Inc. Put, 05/19/23, Strike $227.50	30,870
		178,710

Other (0.2%)
5,060 50,600,000	Industrial Select Sector SPDR Put, 05/19/23, Strike $98.00	399,740
3,250 135,177,250	SPDR S&P 500 ETF Trust Put, 05/05/23, Strike $400.00	86,125
3,950 16,842,800	SPDR S&P Regional Banking ETF Call, 05/05/23, Strike $45.00	94,800
		580,665
	Total Purchased Options (Cost $2,669,164)	863,250

Schedule of Investments April 30, 2023 (Unaudited)

26 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	VALUE
TOTAL INVESTMENTS (121.1%) (Cost $460,416,714)	$422,522,380

LIABILITIES, LESS OTHER ASSETS (-21.1%)	(73,567,260)

NET ASSETS (100.0%)	$348,955,120

NUMBER OF SHARES		VALUE
Common Stocks Sold Short (-9.8%) #
Consumer Discretionary (-1.0%)
(1,300)	Booking Holdings, Inc.	(3,492,203)

Consumer Staples (-2.9%)
(10,000)	Costco Wholesale Corp.	(5,032,200)
(33,000)	Walmart, Inc.	(4,982,010)
		(10,014,210)

Information Technology (-5.9%)
(44,000)	Apple, Inc.	(7,465,920)
(16,000)	Lam Research Corp.	(8,385,280)
(24,500)	salesforce, Inc.	(4,860,065)
		(20,711,265)
	Total Common Stocks Sold Short (Proceeds $31,302,471)	(34,217,678)

Exchange-Traded Fund Sold Short (-17.3%) #
Other (-17.3%)
(145,500)	SPDR S&P 500 ETF Trust (Proceeds $58,199,530)	(60,517,815)
	TOTAL SECURITIES SOLD SHORT (Proceeds $89,502,001)	(94,735,493)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-0.2%) #
Financials (0.0%)
	Huntington Bancshares, Inc.
900 1,008,000	Call, 05/19/23, Strike $11.00	(49,500)
900 1,008,000	Put, 05/19/23, Strike $11.00	(29,250)
		(78,750)

Health Care (0.0%)
307 7,273,137	Danaher Corp. Put, 05/19/23, Strike $220.00	(20,722)

Industrials (0.0%)
100 3,248,800	Parker-Hannifin Corp. Put, 05/19/23, Strike $320.00	(73,500)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Information Technology (-0.1%)
	Snowflake, Inc.
220 3,258,200	Call, 05/05/23, Strike $148.00	$(89,650)
220 3,258,200	Put, 05/05/23, Strike $148.00	(84,150)
	Visa, Inc.
550 12,812,800	Call, 06/16/23, Strike $255.00	(21,450)
550 12,812,800	Put, 06/16/23, Strike $205.00	(39,600)
		(234,850)

Other (-0.1%)
3,250 135,177,250	SPDR S&P 500 ETF Trust Put, 06/16/23, Strike $360.00	(287,625)
785 3,347,240	SPDR S&P Regional Banking ETF Put, 05/05/23, Strike $42.00	(48,278)
		(335,903)
	Total Written Options (Premium $1,445,641)	(743,725)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $154,110,107.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $64,589,834.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2023.

‡‡Perpetual maturity.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

&Illiquid security.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 27

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $460,416,714)*	$422,522,380
Cash with custodian	31,507,104
Restricted cash for short positions	99,404,056
Receivables:
Accrued interest and dividends	4,832,888
Investments sold	53,233,797
Prepaid expenses	17,657
Other assets	105,988
Total assets	611,623,870

LIABILITIES
Due to custodian bank	3,428,278
Securities sold short, at value (proceeds $89,502,001)	94,735,493
Options written, at value (premium $1,445,641)	743,725
Payables:
Notes payable (Note 6)	120,000,000
Investments purchased	42,905,094
Affiliates:
Investment advisory fees	518,748
Trustees’ fees and officer compensation	2,866
Other accounts payable and accrued liabilities	334,546
Total liabilities	262,668,750
NET ASSETS	$348,955,120

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,628,257
Accumulated distributable earnings (loss)	(43,673,137)
NET ASSETS	$348,955,120
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$17.77
*Includes securities on loan	$80,479,598

28 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Interest	$3,789,044
(Amortization)/accretion of investment securities	(112,408)
Net interest	3,676,636
Dividends	2,676,371
Other income	2,460,430
Total investment income	8,813,437

EXPENSES
Investment advisory fees	3,184,496
Interest expense on Notes Payable (Note 6)	2,740,585
Dividend or interest expense on short positions	1,321,242
Legal fees	39,786
Custodian fees	28,813
Printing and mailing fees	27,125
Accounting fees	25,114
Trustees’ fees and officer compensation	16,813
Audit fees	16,575
Fund administration fees	14,507
Transfer agent fees	9,912
Registration fees	2,529
Other	95,160
Total expenses	7,522,657
NET INVESTMENT INCOME (LOSS)	1,290,780

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	24,635,900
Purchased options	(15,637,785)
Foreign currency transactions	(21,754)
Written options	18,999,671
Short positions	(7,401,183)
Payments by affiliates	1,223,984
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	766,747
Purchased options	(1,151,535)
Foreign currency translations	17,027
Written options	(1,774,332)
Short positions	(2,248,781)
NET GAIN (LOSS)	17,407,959
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,698,739

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 29

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$1,290,780	$3,480,515
Net realized gain (loss)	21,798,833	22,185,941
Change in unrealized appreciation/(depreciation)	(4,390,874)	(68,419,673)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	18,698,739	(42,753,217)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(16,491,043)	(32,982,086)
Net decrease in net assets from distributions to common shareholders	(16,491,043)	(32,982,086)

CAPITAL STOCK TRANSACTIONS
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,207,696	(75,735,303)

NET ASSETS
Beginning of period	$346,747,424	$422,482,727
End of period	$348,955,120	$346,747,424

Statement of Cash Flows

30 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

(Unaudited) Six Months Ended April 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$18,698,739
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(595,517,723)
Purchases of securities to cover securities sold short	(461,274,399)
Proceeds paid on closing written options	(12,499,264)
Proceeds from disposition of investment securities, including purchased options	593,606,032
Proceeds from securities sold short	406,645,228
Premiums received from written options	31,898,983
Amortization and accretion of fixed-income securities	112,408
Net realized gains/losses from investments, excluding purchased options	(24,635,900)
Net realized gains/losses from purchased options	15,637,785
Net realized gains/losses from short positions	7,401,183
Net realized gains/losses from written options	(18,999,671)
Net increase from payment by affiliates	(1,223,984)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(766,747)
Change in unrealized appreciation or depreciation on purchased options	1,151,535
Change in unrealized appreciation or depreciation on short positions	2,248,781
Change in unrealized appreciation or depreciation on written options	1,774,332
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(2,823,625)
Prepaid expenses	(13,438)
Other assets	136,204
Increase/(decrease) in liabilities:
Payables to affiliates	(2,389)
Other accounts payable and accrued liabilities	(103,162)
Net cash provided by/(used in) operating activities	$(37,325,108)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(16,491,043)
Net increase/(decrease) in due to custodian bank	1,664,624)
Net cash provided by/(used in) financing activities	$(14,826,419)
Net increase/(decrease) in cash	$(52,151,527)
Cash and restricted cash at beginning of period	$183,062,687
Cash at end of period	$130,911,160

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$2,823,410

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	31,507,104
Restricted cash for short positions	99,404,056
Total cash and restricted cash at period end	$130,911,160

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”, or "Trust") was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

The Fund’s investment strategy is to seek current income and risk-managed capital appreciation. Under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities, and exchange-traded funds (“ETFs”) (the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). “Managed assets” means the Fund’s total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the "Advisor") to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked

Notes to Financial Statements (Unaudited)

32   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Advisor and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Fund’s obligation, if any, to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2023. At April 30, 2023 the Fund had no deferred compensation. The Fund recorded payment by affiliates in the amount of $1,223,984 for losses incurred on the disposal of investments that resulted due to the identification of an error during the period ended April 30, 2023. This amount is reported on the Fund's Statement of Changes and Financial Highlights under “Payments by affiliates” and " Net increase from payment by affiliates,” respectively.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate the fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires the fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$481,536,013
Proceeds from sales	—	533,154,249

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

Cost basis of investments	$369,469,072
Gross unrealized appreciation	5,279,765
Gross unrealized depreciation	(47,705,675)
Net unrealized appreciation (depreciation)	$(42,425,910)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Notes to Financial Statements (Unaudited)

34   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2022
Distributions paid from:
Ordinary income	$21,219,129
Long-term capital gains	11,762,957
Return of capital	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	808,010
Total undistributed earnings	808,010
Accumulated capital and other losses	(2,658,929)
Net unrealized gains/(losses)	(43,973,635)
Total accumulated earnings/(losses)	(45,824,554)
Other	(56,279)
Paid-in-capital	392,628,257
Net assets applicable to common shareholders	$346,747,424

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When the Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2023.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Notes to Financial Statements (Unaudited)

36   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2023, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2023, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$863,250	$—
Written options(2)	—	743,725
	$863,250	$743,725

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

Volume
Options purchased	154,933
Options written	157,371

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $150.0 million, as well as engage in securities lending and securities repurchase transactions. Securities are loaned through Securities Loan Agreements. In Securities Loan Agreements, the "collateral" are the loaned securities themselves. Addtionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty's affiliates or across varying types of transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2023, the average borrowings under the Agreement were $120.0 million. For the period ended April 30, 2023, the average interest rate was 4.99%. As of April 30, 2023, the amount of total outstanding borrowings was $120.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2023 was 5.37%.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2023, approximately $80.5 million of securities were on loan ($7.8 million of fixed income securities and $72.7 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at April 30, 2023. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2023	YEAR ENDED October 31, 2022
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

38   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$134,524	$—	$134,524
Corporate Bonds	—	108,158,981	—	108,158,981
Convertible Bonds	—	455,109	—	455,109
Bank Loans	—	9,440,942	—	9,440,942
Convertible Preferred Stock	1,223,437	—	—	1,223,437
Preferred Stocks	7,509,917	462,720	—	7,972,637
Common Stocks	289,681,529	4,591,971	—	294,273,500
Purchased Options	863,250	—	—	863,250
Total	$299,278,133	$123,244,247	$—	$422,522,380
Liabilities:
Common Stocks Sold Short	$34,217,678	$—	$—	$34,217,678
Exchange-traded Fund Sold Short	60,517,815	—	—	60,517,815
Written Options	743,725	—	—	743,725
Total	$95,479,218	$—	$—	$95,479,218

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   39

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	November 29, 2019• through October 31, 2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.66	$21.52	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.07	0.18	0.22	0.31
Net realized and unrealized gain (loss)	0.88	(2.36)	5.42	(1.84)
Total from investment operations	0.95	(2.18)	5.64	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.40)	(0.55)	(0.40)
Net realized gains	(0.60)	(1.28)	(1.01)	(0.63)
Total distributions	(0.84)	(1.68)	(1.56)	(1.03)
Premiums from shares sold in at the market offerings	—	—	—	—
Net asset value, end of period	$17.77	$17.66	$21.52	$17.44
Market value, end of period	$15.28	$15.75	$20.68	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	6.10%	(10.05)%	33.57%	(6.72)%
Market value(b)	2.29%	(16.56)%	58.49%	(24.42)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.27% (d)	3.21%	2.45%	2.12% (d)
Net investment income (loss)	0.73% (d)	0.89%	1.03%	1.82% (d)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$348,955	$346,747	$422,483	$342,473
Portfolio turnover rate	127%	222%	213%	155%
Average commission rate paid	$0.0137	$0.0116	$0.0109	$0.0113
Notes Payable (000’s omitted)	$120,000	$120,000	$120,000	$69,200
Asset coverage per $1,000 of loan outstanding(e)	$3,908	$3,890	$4,521	$5,949

•Commencement of operations.

*Net investment income (loss) calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Includes payment by affiliates, which impacted the total return. Excluding such payment the total return would be 5.75% (see Note 2)."

(c)Ratio of net expenses, excluding interest expense on Notes payable, to average net assets was 1.96%, 1.92%, 1.75%, and 1.62%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

40   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) as of April 30, 2023, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2022, and the financial highlights for each of the two years in the period then ended and for the period November 29, 2019 (commencement of operations) through October 31, 2020; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   41

About Closed-End Funds (Unaudited)

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy (Unaudited)

42   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan (Unaudited)

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence, RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   43

Automatic Dividend Reinvestment Plan (Unaudited)

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

44   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions (Unaudited)

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CPZSAN 3094 2023

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023